ON4 COMMUNICATIONS INC.
Consolidated Financial Statements
Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of On4 Communications Inc.
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of On4 Communications Inc. (A Development Stage Company) as of October 31, 2008 and 2007, and the related consolidated statements of operations, cash flows and stockholders’ equity (deficit) for the years then ended and accumulated from June 5, 2006 (Date of Inception) to October 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended and accumulated from June 5, 2006 (Date of Inception) to October 31, 2008, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has not generated any revenue, has a working capital deficit, and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SATURNA GROUP CHARTERED ACCOUNTANTS LLP

SATURNA GROUP CHARTERED ACCOUNTANTS LLP
Vancouver, British Columbia

July 22, 2009

On4 Communications Inc.
(A Development Stage Company)
Consolidated Balance Sheets (Expressed in US Dollars)

	October 31, 2008 $	October 31, 2007 $
ASSETS Current Assets
Cash	152,777	31,271
Note receivable – current portion (Note 3)	–	204,000
Prepaid expenses and deposits	10,833	25,900
Total Current Assets	163,610	261,171
Note receivable (Note 3)	–	205,218
ntangible assets (Note 4)	73,838	37,704
Website development costs (Note 4)	197,141	197,141
roperty and equipment (Note 5)	15,862	20,446
Total Assets	450,451	721,680
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	195,838	62,648
Accrued liabilities	6,304	20,534
Accrued interest payable (Notes 6(c) and 7)	49,418	–
Due to related parties (Note 6)	646,691	547,044
Notes payable (Note 7)	742,424	–
Dividend payable (Note 8)	83,472	48,472
Total Current Liabilities	1,724,147	678,698
Due to related parties (Note 6)	262,565	–
Total Liabilities	1,986,712	678,698
Stockholders’ Equity (Deficit)
Preferred stock: 4,000,000 Series A shares authorized, non-voting, no par value; 2,000,000 shares issued and outstanding	1,000,000	1,000,000
Common stock: 250,000,000 shares authorized, no par value;
23,521,201 shares issued and outstanding (2007 – 20,500,001 shares)	2,388,985	951,000
Additional paid-in capital	739,000	606,690
Stock subscriptions receivable	–	(880)
Deficit accumulated during the development stage	(5,664,246)	(2,513,828)
Total Stockholders’ Equity (Deficit)	(1,536,261)	42,982
Total Liabilities and Stockholders’ Equity (Deficit)	450,451	721,680
Nature of Operations and Continuance of Business (Note 1)
Commitment (Note 11)
Contingent Liability (Note 12)
Subsequent Event (Note 14)

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)
Consolidated Statements of Operations
(Expressed in US Dollars)

	For the Year Ended	For the Year Ended	Accumulated From June 5, 2006 (Date of Inception)
	October 31,	October 31,	to October 31,
	2008	2007	2008
	$	$	$

Revenue	–	–	–

Expenses

Advertising and marketing	100,424	69,717	170,893
Amortization of intangible assets (Note 4)	4,125	–	4,125
Amortization of property and equipment (Note 5)	11,214	13,298	24,512
Consulting fees (Note 6(c and d))	376,989	606,690	1,187,679
Foreign exchange loss	178,281	27	178,308
General and administrative	531,420	228,080	831,537
Impairment of intangible assets	–	559,383	559,383
Management fees (Note 6(b))	319,000	385,500	704,500
Payroll	29,084	–	29,084
Professional fees	214,983	109,387	326,870
Research and development	181,824	206,854	388,678

Total Expenses	1,947,344	2,178,936	4,405,569

Operating Loss	(1,947,344)	(2,178,936)	(4,405,569)

Other Income (Expense)

Interest and other income	60,409	2,433	62,842
Interest expense	(115,421)	(5,527)	(123,865)
Write-off of note receivable (Note 3)	(1,113,062)	(1,120)	(1,114,182)

	(1,168,074)	(4,214)	(1,175,205)

Net Loss	(3,115,418)	(2,183,150)	(5,580,774)

Net Loss Per Share – Basic and Diluted	(0.14)	(0.11)

Weighted Average Shares Outstanding	22,852,000	20,022,000

(The accompanying notes are an integral part of these consolidated financial statements)

4 Communications Inc.
Development Stage Company)
nsolidated Statements of Stockholders’ Equity (Deficit)
the Period from June 5, 2006 (Date of Inception) to October 31, 2008

							Deficit
							Accumulated
					Additional	Share	During the
	Preferred Stock		Common Stock		Paid-in	Subscriptions	Development
	Shares	Amount	Shares	Amount	Capital	Receivable	Stage	Total
	#	$	#	$	$	$	$	$

Balance – June 5, 2006 (Date of Inception)	–	–	–	–	–	–	–	–

Issuance of common stock for cash at $0.0001 per share	–	–	10,000,000	1,000	–	(1,000)	–	–

Issuance of common stock for cash at $0.07 per share	–	–	10,000,000	700,000	–	(25,000)	–	675,000

Net loss for the period			–	–	–	–	(282,206)	(282,206)

Balance – October 31, 2006	–	–	20,000,000	701,000	–	(26,000)	(282,206)	392,794

Issuance of 2,000,000 Series A Preferred Shares at $0.50 per share	2,000,000	1,000,000	–	–	–	–	–	1,000,000

Stock subscriptions received	–	–	–	–	–	25,120	–	25,120

Issuance of common stock at $0.50 per share	–	–	500,000	250,000	–	–	–	250,000

Issuance of common stock to subsidiary	–	–	1	–	–	–	–	–

Fair value of share purchase warrants issued	–	–	–	–	497,980	–	–	497,980

Fair value of stock options granted	–	–	–	–	108,710	–	–	108,710

Cumulative preferred dividends	–	–	–	–	–	–	(48,472)	(48,472)

Net loss for the year			–	–	–	–	(2,183,150)	(2,183,150)

Balance – October 31, 2007	2,000,000	1,000,000	20,500,001	951,000	606,690	(880)	(2,513,828)	42,982

Issuance of common stock at $0.50 per share	–	–	3,021,200	1,516,000	–	–	–	1,516,000

Stock subscriptions received	–	–	–	–	–	880	–	880

Share issuance costs	–	–	–	(78,015)	–	–	–	(78,015)

Fair value of share purchase warrants issued	–	–	–	–	29,350	–	–	29,350

Fair value of stock options granted	–	–	–	–	102,960	–	–	102,960

Cumulative preferred dividends	–	–	–	–	–	–	(35,000)	(35,000)

Net loss for the year	–	–	–	–	–	–	(3,115,418)	(3,115,418)

Balance – October 31, 2008	2,000,000	1,000,000	23,521,201	2,388,985	739,000	–	(5,664,246)	(1,536,261)

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Expressed in US Dollars)

	For the Year Ended	For the Year Ended	Accumulated From June 5, 2006 (Date of Inception)
	October 31,	October 31,	to October 31,
	2008	2007	2008
	$	$	$

Operating Activities

Net loss for the period	(3,115,418)	(2,183,150)	(5,580,774)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of property and equipment	11,214	13,298	24,512
Amortization of intangible assets	4,125	–	4,125
Impairment of intangible assets	–	559,383	559,383
Issuance of notes payable for services and penalties	90,402	–	90,402
Stock-based compensation	132,310	606,690	739,000
Write-off of notes receivable	1,113,062	1,120	1,114,182

Changes in operating assets and liabilities:
Prepaid expenses and deposits	15,067	(25,900)	(10,833)
Accounts payable and accrued liabilities	118,960	66,518	202,142
Accrued interest payable	49,418	–	49,418
Due to related parties	114,429	110,677	430,356

Net Cash Used In Operating Activities	(1,466,431)	(851,364)	(2,378,087)

Investing Activities
Acquisition of intangible assets	(40,259)	(23,138)	(834,487)
Acquisition of property and equipment	(6,630)	(11,750)	(40,374)
Advances for note receivable	(703,844)	(410,338)	(1,114,182)

Net Cash Used In Investing Activities	(750,733)	(445,226)	(1,989,043)

Financing Activities
Proceeds from issuance of common stock	1,438,865	275,120	2,388,985
Proceeds from issuance of preferred stock	–	1,000,000	1,000,000
Proceeds from notes payable	652,022	–	652,022
Proceeds from related parties	247,783	19,438	560,150
Repayment of notes payable	–	(81,250)	(81,250)

Net Cash Provided By Financing Activities	2,338,670	1,213,308	4,519,907

Increase (Decrease) in Cash	121,506	(83,282)	152,777

Cash - Beginning of Period	31,271	114,553	–

Cash - End of Period	152,777	31,271	152,777

Supplemental Disclosures
Interest paid	–	1,250	1,250
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

1.  Nature of Operations and Continuance of Business

On4 Communications, Inc. (the “Company”), an Arizona corporation, was incorporated as a Canadian corporation on June 5, 2006 as a subsidiary of On4 Communications (Canada) Inc.  (“On4 Canada”)  As at October 31, 2008, On4 Canada owns 67,39% of the outstanding common shares of the Company. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7, “Accounting and Reporting for Development Stage Enterprises”.

The Company is a wireless communications company that will offer a suite of complementary services to telecoms, consumers and enterprise segments. From inception, the Company has been developing products, vendor/potential customer relationships, its management team, and getting customer certification for its first product(s). The On4 Location Based Services (“LBS”) platform is comprised of three core components: Global Positioning System (“GPS”) device management, LBS capabilities and cross channel push/pull broadcasting of proprietary and non-proprietary digital content. As an integrated entity, they are capable of delivering comprehensive, horizontal solutions that can be tailored to address a wide range of vertical markets. The On4 solution platform integrates a range of location aware devices such as GPS receivers and transmits actionable data to a range of devices (e.g. web browsers, Instant messages, SMS/email, cell phones) employed in consumer and enterprise specific verticals.

On4’s patent pending waterproof mobile communication device, the TX200, features: a two-way waterproof speaker/microphone, Incoming Number Protection (INP), ambient temperature sensor, one button call back, Blue Tooth Enabled USB Port, a pager component, a global positioning device component, detachable faceplate for use in multiple vertical markets, programmable buttons, programmable indicator lights, and is currently in the process of network certification and ready for mass production and commercialization. The Company’s wholly-owned subsidiary, Petsmobility, Inc., will use this technology in the pet market both domestically and internationally.

These consolidated financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business.  The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at October 31, 2008, the Company has not generated any revenue, has a working capital deficiency of $1,560,537, and has accumulated losses totaling $5,580,774 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On April 7, 2009, the Company entered into a merger agreement with Sound Revolution Inc.  Refer to Note 14.

2.  Summary of Significant Accounting Principles

a)   Basis of Presentation and Principles of Consolidation

These consolidated financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The financial statements include the accounts of the Company and its wholly owned subsidiary, PetsMobility Inc. All significant inter-company balances and transactions have been eliminated upon consolidation.

b)   Use of Estimates

The preparation of these consolidated financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets, stock-based compensation and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

2. Summary of Significant Accounting Principles (Continued)

c)   Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity dates of three months or less at the time of issuance to be cash equivalents.

d)   Property and Equipment

Property and equipment consists of computer and office equipment, is stated at cost and is amortized using the straight-line method over the estimated useful life of three years.

e)   Intangible Assets

Intangible assets consist of patents and trademarks related to the TX200 mobile communication device. Patents acquired are initially recognized and measured at cost and have an estimated useful life of ten years. Impairment tests are conducted annually or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test compares the carrying amount of the intangible asset with its fair value, and an impairment loss is recognized in income for the excess, if any. The amortization methods and estimated useful lives of intangible assets are reviewed annually.

f)    Website Development Costs

Website development costs consist of costs incurred to develop internet web sites to promote, advertise, and earn revenue with respect to the Company’s business operations.  Costs are capitalized in accordance with EITF No. 00-2, Accounting for Web Site Development Costs, and are amortized on a straight-line basis over the estimated useful life of three years commencing when the internet web site has been completed.  As at October 31, 2008, the Company has capitalized website development costs of $197,141 (2007 - $197,141) but has not commenced amortization as the website is still under development.

g)   Long-lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

h)   Research and Development

Research and development costs are expensed as incurred.

i)    Advertising Costs

The Company expenses advertising costs as incurred. For the year ended October 31, 2008, advertising costs were $100,424 (2007 - $69,717).

j)    Loss Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (“SFAS 128”). SFAS 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

2. Summary of Significant Accounting Principles (Continued)

k)   Foreign Currency Translation

The Company’s functional currency and its reporting currency is the United States dollar and foreign currency transactions are primarily undertaken in Canadian dollars. Monetary balance sheet items expressed in foreign currencies are translated into US dollars at the exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period, except for amortization, which is translated on the same basis as the related asset. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

l)    Financial Instruments and Fair Value Measures

SFAS No. 157, “Fair Value Measurements” requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS No. 157 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS No. 157 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash and cash equivalents, accounts payable and accrued liabilities, accrued interest payable, amounts due to related parties, dividend payable, and notes payable. Pursuant to SFAS No. 157, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

m)   Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

n)   Stock-based Compensation

The Company records stock-based compensation in accordance with SFAS No. 123R, “Share Based Payments”, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

o)   Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at October 31, 2008 and 2007, the Company had no items representing comprehensive loss.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

2.  Summary of Significant Accounting Principles (Continued)

p)   Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”.  SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted.  The adoption of this statement did not have a material effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. SFAS No. 141 (revised 2007) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS No. 141 (revised 2007) also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141 (revised 2007) will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. SFAS No. 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

3.  Note Receivable

On October 3, 2007, the Company provided a credit facility of up to Cdn$1,400,000 to Data Trail, Inc. (“Data Trail”), a Canadian company, for the purpose of using Data Trail as a future service provider for the Company’s products. Under the terms of the credit facility, the amounts are unsecured, due interest at 2% per annum until March 31, 2008 at which the rate will be based on the Canadian prime rate plus 3%, and due for repayment in four quarterly instalments commencing October 31, 2008.

As of October 31, 2008, the amount advanced to Data Trail was $1,063,752 (2007 - $409,218) plus accrued interest of $49,310 (2007 - $Nil). As at October 31, 2008, the Company did not receive the first quarterly repayment of the credit facility and is currently seeking legal action against Data Trail. As such, the Company has recognized an impairment of the note receivable of $1,113,062 as at October 31, 2008.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

4.  Intangible Assets and Website Development

			October 31,	October 31,
			2008	2007
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Patents	69,540	4,125	65,415	33,223
Trademarks	8,423	–	8,423	4,481

	77,963	4,125	73,838	37,704
Website development	197,141	–	197,141	197,141

	275,104	4,125	270,979	234,845

As at October 31, 2007, the Company recorded an impairment loss of $559,383 relating to capitalized development costs.

The future amortization of the capitalized patent costs is expected to be as follows:

2009	$6,954
2010	$6,954
2011	$6,954
2012	$6,954
2013	$6,954
Thereafter	$30,645

5.  Property and Equipment

			October 31,	October 31,
			2008	2007
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Computer equipment	17,234	10,340	6,894	8,492
Office equipment	23,140	14,172	8,968	11,954

	40,374	24,512	15,862	20,446

6.	Related Party Transactions

a)
As at October 31, 2008, the Company owed $426,908 (2007 - $179,125) to On4 Canada, the parent company, for advances of operating funds and services provided.  The amount owing is unsecured, non-interest bearing, and due on demand.

b)	As at October 31, 2008, the Company owed $219,783 (2007 - $367,919) to management and directors for consulting services. The amounts owing are unsecured, non-interest bearing, and due on demand.

c)
As at October 31, 2008, the Company owed $262,565 (2007 - $nil) to management and directors of the Company for advance of operating funds and services provided on behalf of the Company.  The amounts owing are unsecured, bear interest at 10% per annum, and payable on January 31, 2010.  As at October 31, 2008, accrued interest of $25,611 is included in accrued interest payable.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

7.  Notes Payable

	October 31, 2008	October 31, 2007
	$	$
Bling Capital Corp., unsecured, non-interest bearing, and due on demand	24,985	–

McCann Family Holding Corporation, unsecured, due interest at 13% per annum, and due on demand. Original principal of $248,280 (Cdn$300,000) plus $49,659 (Cdn$60,000) of non-payment penalties for failure to repay the debt at due date.	297,939	–

Scottsdale Investment Corporation, unsecured, non-interest bearing, and due on demand.	388,000	–

Ed Aaronson, unsecured, due interest at 10% per annum, and due on demand.	24,000	–

Troy Rice, unsecured, due interest at 10% per annum, and due on demand.	7,500	–

	742,424	–

At October 31, 2008, the Company has recorded interest expense of $23,807 (2007 - $nil).

8.  Share Capital

Common Stock

a)
On March 7, 2008, the Company issued 3,021,200 shares of common stock at $0.50 per share for proceeds of $1,516,000.  The Company incurred share issuance costs of $78,015 relating to this private placement.

b)	On February 7, 2008, the Company issued 1 share of common stock to its subsidiary, PetsMobility Inc.

c)	On October 15, 2007, the Company issued 500,000 shares of common stock at $0.50 per share for proceeds of $250,000.

Preferred Stock

On May 15, 2007, the Company issued 2,000,000 shares of preferred stock for proceeds of $1,000,000.

Dividends

As at October 31, 2008 and 2007, cumulative preferred dividends are accrued but have not been paid in the amount of $83,472 and $48,472, respectively.

9.  Share Purchase Warrants

On February 29, 2008, the Company issued 78,000 share purchase warrants to consultants of the Company for services provided. Each warrant allows the warrant holder to purchase one share of common stock of the Company at $0.50 per share for a period of five years from the date of issuance.

On July 23, 2007, the Company issued 1,300,000 share purchase warrants to consultants and directors of the Company for services provided. Each warrant allows the warrant holder to purchase one share of common stock of the Company at $0.50 per share for a period of five years from the date of issuance.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

9.Share Purchase Warrants (continued)

	Number of Warrants	Exercise Price $
Balance – October 31, 2006	–	–

Issued	1,300,000	0.50
Balance – October 31, 2007	1,300,000	0.50

Issued	78,000	0.50

Balance – October 31, 2008	1,378,000	0.50

During the year ended October 31, 2008, the Company recorded stock-based compensation expense of $29,350 (2007 - $497,980) relating to the fair value of share purchase warrants using the Black-Scholes Option Pricing Model and the following assumptions:

	2008	2007
Expected dividend yield	0.00%	0.00%
Risk-free rate	2.50%	4.71%
Expected life	5 Years	5 Years
Expected volatility	100%	100%

As at October 31, 2008, the following share purchase warrants were outstanding:

Number of Warrants	Exercise Price $	Expiry Date

1,300,000	0.50	July 23, 2012
78,000	0.50	February 28, 2013

1,378,000

10.  Stock Options

During the year ended October 31, 2008, the Company granted 500,000 options, of which 200,000 options vested immediately, 150,000 options vests on December 18, 2008, and 150,000 options vest on December 18, 2009. The fair value of the options was estimated at the date of grant using the Black-Scholes option pricing model using the following weighted average assumptions: risk-free interest rate of 4.14%, expected volatility of 100%, an expected option life of 10 years and no expected dividends. The weighted average fair value of options granted was $0.43 per option. During the year ended October 31, 2008, stock-based compensation expense of $102,960 was charged to operations.

During the year ended October 31, 2007, the Company granted 275,000 options, of which 225,000 options vested immediately, and 50,000 options vests on July 23, 2008. The fair value of the options was estimated at the date of grant using the Black-Scholes option pricing model using the following weighted average assumptions: risk-free interest rate of 4.87%, expected volatility of 100%, an expected option life of 10 years and no expected dividends. The weighted average fair value of options granted was $0.46 per option. During the year ended October 31, 2007, stock-based compensation expense of $108,710 was charged to operations.

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

10.Stock Options (continued)

The following table summarizes stock option plan activities:

	Number of Options	Weighted Average Exercise Price $	Weighted Average Remaining Contractual Life (years)	Aggregate Intrinsic Value $
Balance –October 31, 2006	–	–

Granted	275,000	0.50
Balance – October 31, 2007	275,000	0.50

Granted	500,000	1.00

Balance – October 31, 2008	775,000	0.82	8.99	–

Additional information regarding stock options as of October 31, 2008, is as follows:

Number of Options	Exercise Price $	Expiry Date

275,000	0.50	July 23, 2017
500,000	1.00	December 18, 2017

775,000

A summary of the status of the Company’s non-vested stock options as of October 31, 2008 and 2007 and changes during the years then ended are presented below:

	Stock Options #	Weighted Average Grant Date Fair Value $

Non-vested, October 31, 2006	–	–
Granted	275,000	0.50
Vested	(225,000)	0.50

Non-vested, October 31, 2007	50,000	0.50
Granted	500,000	1.00
Vested	(250,000)	0.90

Non-vested, October 31, 2008	300,000	1.00

The weighted average remaining life of non-vested options is 9.15 years.

As of October 31, 2008, the Company had $129,000 (2007 - $6,200) of unrecognized compensation expense relating to unvested options.

11.  Commitment

The Company rents facilities from other entities. Rent expense for these facilities for the fiscal years ended October 31, 2008 and 2007 were $74,731 and $21,530, respectively. The facility leases expire within the next two years.

As of October 31, 2008, approximate future minimum lease payments required under non-cancelable operating leases are as follows for the remainder of the lease agreement:

2009                                                 $63,483
2010                                                 $59,185

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

12.	Contingent Liability

McCann Family Holding Corporation (“McCann”) filed a lawsuit against the Company for the repayment of the promissory notes dated May 7 and May 22, 2008. The Company has defended the lawsuit on the basis that the funds were not due because they were in fact advanced to and utilized by a company related to McCann, even though the Company executed the promissory notes. McCann has applied to the courts for a summary judgement and the Company is opposing that application. The promissory notes are included in current liabilities as disclosed in Note 7 .

13.	Income Taxes

The Company has $4,437,955 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2026. The income tax benefit differs from the amount computed by applying the federal income tax rate of 34% to net loss before income taxes for the years ended October 31, 2008 and 2007, respectively, as a result of the following:

	2008 $	2007 $

Net loss before taxes	(3,115,418)	(2,183,150)
Statutory rate	34%	34%

Expected tax recovery	1,059,242	742,271
Permanent differences	(383,656)	(4,902)
Change in valuation allowance	(675,586)	(737,369)

Income tax provision	–	–

The significant components of deferred income tax assets and liabilities as at October 31, 2008 and 2007, after applying enacted corporate income tax rates, are as follows:

	2008 $	2007 $

Net operating losses carried forward	1,508,905	833,319
Valuation allowance	(1,508,905)	(833,319)

Net deferred tax asset	–	–

The Company has incurred operating losses of $4,437,955 which, if unutilized, will expire through to 2028. Future tax benefits, which may arise as a result of these losses, have not been recognized in these consolidated financial statements, and have been offset by a valuation allowance. The following table lists the fiscal year in which the loss was incurred and the expiration date of the operating:

Period Incurred	Net Operating Loss $	Expiry Date
2006	282,206	2026
2007	2,168,732	2027
2008	1,987,017	2028
	4,437,955

On4 Communications Inc.
(A Development Stage Company)
Notes to the Consolidated Financial Statements
For the Years Ended October 31, 2008 and 2007
(Expressed in US dollars)

14.  Subsequent Events

a)
On May 1, 2009, the Company merged with Sound Revolution Inc. (“SRVN”), a Delaware company providing tools and services for music distribution and promotion, publicly traded on the over-the-counter bulletin board under the symbol ‘SRVN.OB’.  Under the terms of the Merger Agreement, the shares of the Company will be converted to shares of the new entity on a one-to-one basis, and SRVN will cancel all but 236,066 common shares once the Company raises $150,000 upon the closing of the merger through equity financing and repay outstanding debts owed to SRVN creditors as well as converting all outstanding notes payable of the Company greater than $100,000 into equity of the new entity, at terms to be mutually agreed upon between the Company and the note holders.

b)
In May 2009, the Company converted the 2,000,000 shares of preferred stock into common stock of the Company at a rate of two common shares of the Company for each preferred share.  Furthermore, the Company issued 333,888 common shares to the preferred shareholders to settle the dividend payable of $83,472.